Exhibit 99.1

Kulicke & Soffa Pte. Ltd. 23A Serangoon North Ave 5 Singapore 554369 +65 6880-9600 main Co. Regn. No. 199902120H
Kulicke and Soffa Industries, Inc. 1005 Virginia Drive Fort Washington, PA 19034 USA +1-215-784-6000 main www.kns.com

Kulicke & Soffa Reports Second Quarter 2024 Results
Focuses on Operational Efficiency; Increases Repurchase Activity
Singapore – May 1, 2024 – Kulicke and Soffa Industries, Inc. (NASDAQ: KLIC) (“Kulicke & Soffa,” “K&S,” “our,” or the “Company”), today announced financial results of its second fiscal quarter ended March 30, 2024. The Company reported second quarter net revenue of $172.1 million, net loss of $102.7 million, representing EPS of $(1.83) per fully diluted share, and non-GAAP net loss of $53.2 million, representing non-GAAP EPS of $(0.95) per fully diluted share.
As announced on March 11, 2024, the Company had anticipated pre-tax charges, including impairments, relating to the cancellation of Project W (the "Project"), to be in the range of $110 million and $130 million (the "Expected Range") and to be incurred primarily in the second fiscal quarter 2024. Based on the actual second fiscal quarter 2024 financial results, the pre-tax charges, including impairments, were below the Expected Range at $105.5 million.

Quarterly Results - U.S. GAAP
	Fiscal Q2 2024	Change vs. Fiscal Q2 2023	Change vs. Fiscal Q1 2024
Net Revenue	$172.1 million	down 0.5%	up 0.5%
Gross Margin	9.6%	down 3900 bps	down 3710 bps
Loss from Operations	$(105.2) million	down 932.6%	down 6311.2%
Operating Margin	(61.1)%	down 6840 bps	down 6210 bps
Net Loss	$(102.7) million	down 782.7%	down 1204.9%
Net Margin	(59.7)%	down 6840 bps	down 6510 bps
EPS – Diluted	$(1.83)	down 803.8%	down 1243.8%

Quarterly Results - Non-GAAP
	Fiscal Q2 2024	Change vs. Fiscal Q2 2023	Change vs. Fiscal Q1 2024
Loss from Operations	$(50.2) million	down 345.9%	down 560.5%
Operating Margin	(29.2)%	down 4100 bps	down 3560 bps
Net Loss	$(53.2) million	down 342.8%	down 413.6%
Net Margin	(30.9)%	down 4360 bps	down 4080 bps
EPS – Diluted	$(0.95)	down 350%	down 416.7%
A reconciliation between the GAAP and non-GAAP adjusted results is provided in the financial tables included at the end of this press release. See also the “Use of non-GAAP Financial Results” section of this press release.

Fusen Chen, Kulicke & Soffa's President and Chief Executive Officer, stated, "Despite a shifting Advanced Display market, we remain nimble and efficiency focused. We are preparing for broader Ball Bonder demand recovery and have reallocated Advanced Display resources to support growing demand and activity within Thermocompression and Advanced Dispense. We look forward to achieve new customer and market adoption milestones over the coming quarters."
During its recently completed quarter, the Company's Ball Bonder revenue has grown by more than 50% over the same period in the prior fiscal year. K&S is preparing to further ramp its Ball Bonder supply chain and production activities, in support of General Semiconductor recovery, which includes fulfilling a sizeable order from a fast-growing Assembly and Test customer of 1,000 RAPID™ Pro systems, as announced earlier today.

Second Quarter Fiscal 2024 Financial Highlights
•Net revenue of $172.1 million.
•Gross margin of 9.6%.
◦Gross margin includes a one-time charge of $57.3 million of certain inventory write down adjustments and purchase order cancellation charges of $2.8 million, substantially due to, and as previously anticipated by, the cancellation of Project W.
•Net loss of $102.7 million or $(1.83) per share; non-GAAP net loss of $53.2 million or $(0.95) per fully diluted share.
◦In addition to the inventory write-down adjustments, net loss also includes a one-time impairment charge of $44.5 million on long-lived assets related to the cancellation of Project W and employee termination benefits of $2.9 million.
•GAAP cash flow from operations of $(20.1) million; Adjusted free cash flow of $(26.7) million.
•Cash, cash equivalents, and short-term investments were $634.7 million as of March 30, 2024.
•The Company repurchased a total of 0.8 million shares of common stock at a cost of $37.3 million.

Third Quarter Fiscal 2024 Outlook
K&S currently expects net revenue in the third quarter of fiscal 2024 ending June 29, 2024 to be approximately $180 million +/- $10 million, GAAP diluted EPS to be approximately $0.17 +/- 10%, and non-GAAP diluted EPS to be approximately $0.30 +/- 10%.
A reconciliation between the GAAP and non-GAAP financial outlook is provided in the financial tables included at the end of this press release.

Earnings Conference Webcast
A webcast to discuss these results will be held on May 2, 2024, beginning at 8:00 am EDT. The live webcast link, supplemental earnings presentation, and archived webcast will be available at investor.kns.com. To access the audio-only portion of the live webcast, parties may call +1-877-407-8037, or internationally, +1-201-689-8037.
An audio-only replay of the webcast will also be available approximately one hour after the completion of the live call by calling +1-877-660-6853, or internationally, +1-201-612-7415 and referencing access code 13743539.

Use of Non-GAAP Financial Results
In addition to U.S. GAAP ("GAAP") results, this press release also contains the following non-GAAP financial results: income from operations, operating margin, net income, net margin, net income per fully diluted share and adjusted free cash flow. The Company's non-GAAP results exclude amortization related to intangible assets acquired through business combinations, costs associated with restructuring and severance, equity-based compensation, acquisition and integration costs, impairment relating to assets acquired through business combinations, long-lived asset impairment relating to business cessation or disposal, impairment relating to equity investments, income tax expense/benefit arising from discrete tax items triggered by acquisition, disposal of business (both via a sale or an abandonment), restructuring and significant changes in tax laws, gain/loss on disposal of business, as well as tax benefits or expenses associated with the foregoing non-GAAP items. The non-GAAP adjustments may or may not be infrequent or nonrecurring in nature, but are a result of periodic or non-core operating activities. These non-GAAP measures are consistent with the way management analyzes and assesses the Company’s operating results. The Company believes these non-GAAP measures enhance investors’ understanding of the Company’s underlying operational performance, as well as their ability to compare the Company’s period-to-period financial results and the Company’s overall performance to that of its competitors.
Management uses both GAAP metrics as well as these non-GAAP metrics to evaluate the Company's operating and financial results. Non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies in the industry may calculate non-GAAP financial results differently. In addition, there are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies and exclude expenses that may have a material impact on the Company’s reported financial results. The presentation of non-GAAP items is meant to supplement, but not substitute for, GAAP financial measures or information. The Company believes the presentation of non-GAAP results in combination with GAAP results provides better transparency to the investment community when analyzing business trends, providing meaningful comparisons with prior period performance and enhancing investors' ability to view the Company's results from management's perspective. A reconciliation of each non-GAAP financial measure to the most directly comparable GAAP measure discussed in this press release is contained in the financial tables at the end of this press release.

About Kulicke & Soffa
Founded in 1951, Kulicke & Soffa specializes in developing cutting-edge semiconductor and electronics assembly solutions enabling a smart and more sustainable future. Our ever-growing range of products and services supports growth and facilitates technology transitions across large-scale markets, such as advanced display, automotive, communications, compute, consumer, data storage, energy storage and industrial.
Caution Concerning Results, Forward-Looking Statements and Certain Risks Related to our Business
In addition to historical statements, this press release contains statements relating to future events and our future results. These statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. While these forward-looking statements represent our judgments and future expectations concerning our business, including the importance and competitiveness of our advanced display products and other emerging technology transitions, a number of risks, uncertainties and other important factors could cause actual developments and results to differ materially from our expectations. These factors include, but are not limited to, the continued review of the impact of the cancellation of the Project on our business, our ability to repurpose assets deployed or developed for the Project to other parts of our business, our ability to seek potential recourse, claims and remedies arising from the cancellation of the Project, the persistent macroeconomic headwinds on our business, actual or potential inflationary pressures, interest rate and risk premium adjustments, falling customer sentiment, or economic recession caused directly or indirectly by geopolitical tensions, our ability to develop, manufacture and gain market acceptance of new products, our ability to operate our business in accordance with our business plan and the other factors listed or discussed in our Annual Report on Form 10-K for the fiscal year ended September 30, 2023, filed on November 16, 2023, and our other filings with the Securities and Exchange Commission. Kulicke and Soffa Industries, Inc. is under no obligation to (and expressly disclaims any obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Contact:

Kulicke and Soffa Industries, Inc.
Joseph Elgindy
Finance
P: +1-215-784-7518

KULICKE AND SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
(In thousands, except per share and employee data)
(Unaudited)

	Three months ended		Six months ended
	March 30, 2024	April 1, 2023	March 30, 2024	April 1, 2023
Net revenue	$172,074	$173,021	$343,263	$349,254
Cost of sales	155,603	88,929	246,896	176,456
Gross profit	16,471	84,092	96,367	172,798

Operating expenses:
Selling, general and administrative	35,185	33,063	75,231	73,563
Research and development	37,704	35,999	74,514	70,507
Impairment charges	44,472	—	44,472	—
Amortization of intangible assets	1,325	1,563	2,672	2,957
Acquisition-related costs	—	334	—	441
Restructuring	2,940	504	2,940	879
Total operating expenses	121,626	71,463	199,829	148,347
(Loss) / Income from operations	(105,155)	12,629	(103,462)	24,451
Other income (expense):
Interest income	8,848	8,000	18,747	14,559
Interest expense	(18)	(32)	(40)	(66)
(Loss) / Income before income taxes	(96,325)	20,597	(84,755)	38,944
Income tax expense	6,355	5,556	8,632	9,314
Net (loss) / income	$(102,680)	$15,041	$(93,387)	$29,630

Net (loss) / income per share:
Basic	$(1.83)	$0.27	$(1.66)	$0.52
Diluted	$(1.83)	$0.26	$(1.66)	$0.51

Cash dividends declared per share	$0.20	$0.19	$0.40	$0.38

Weighted average shares outstanding:
Basic	56,154	56,684	56,402	56,868
Diluted	56,154	57,577	56,402	57,739

	Three months ended		Six months ended
Supplemental financial data:	March 30, 2024	April 1, 2023	March 30, 2024	April 1, 2023
Depreciation and amortization	$6,967	$6,542	$14,952	$12,155
Capital expenditures	3,846	17,383	7,379	33,034
Equity-based compensation expense:
Cost of sales	363	323	722	631
Selling, general and administrative	4,103	3,731	9,783	8,598
Research and development	1,766	1,325	3,584	2,671
Total equity-based compensation expense	$6,232	$5,379	$14,089	$11,900

	As of
	March 30, 2024	April 1, 2023
Number of employees	2,925	3,089

KULICKE AND SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED BALANCE SHEETS
(In thousands)
(Unaudited)

	As of
	March 30, 2024	September 30, 2023
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$359,748	$529,402
Short-term investments	275,000	230,000
Accounts and other receivable, net of allowance for doubtful accounts of $49 and $49, respectively	194,819	158,601
Inventories, net	180,541	217,304
Prepaid expenses and other current assets	40,309	53,751
TOTAL CURRENT ASSETS	1,050,417	1,189,058

Property, plant and equipment, net	65,003	110,051
Operating right-of-use assets	36,653	47,148
Goodwill	89,082	88,673
Intangible assets, net	27,139	29,357
Deferred tax assets	18,101	31,551
Equity investments	2,254	716
Other assets	10,058	3,223
TOTAL ASSETS	$1,298,707	$1,499,777

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	51,487	49,302
Operating lease liabilities	7,021	6,574
Accrued expenses and other current liabilities	90,126	103,005
Income taxes payable	17,102	22,670
TOTAL CURRENT LIABILITIES	165,736	181,551

Deferred tax liabilities	36,377	37,264
Income taxes payable	36,647	52,793
Operating lease liabilities	34,307	41,839
Other liabilities	13,463	11,769
TOTAL LIABILITIES	286,530	325,216

SHAREHOLDERS' EQUITY
Common stock, no par value	584,626	577,727
Treasury stock, at cost	(794,193)	(737,214)
Retained earnings	1,239,956	1,355,810
Accumulated other comprehensive loss	(18,212)	(21,762)
TOTAL SHAREHOLDERS' EQUITY	$1,012,177	$1,174,561

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,298,707	$1,499,777

KULICKE AND SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three months ended		Six months ended
	March 30, 2024	April 1, 2023	March 30, 2024	April 1, 2023
Net cash (used in)/provided by operating activities	$(20,148)	$1,820	$(27,479)	$86,936
Net cash provided by/ (used in) investing activities	3,429	(147,283)	(57,112)	(186,197)
Net cash used in financing activities	(47,672)	(16,681)	(85,796)	(72,911)
Effect of exchange rate changes on cash and cash equivalents	(521)	633	733	5,737
Changes in cash and cash equivalents	(64,912)	(161,511)	(169,654)	(166,435)
Cash and cash equivalents, beginning of period	424,660	550,613	529,402	555,537
Cash and cash equivalents, end of period	$359,748	$389,102	$359,748	$389,102

Short-term investments	275,000	345,000	275,000	345,000
Total cash, cash equivalents and short-term investments	$634,748	$734,102	$634,748	$734,102

Reconciliation of U.S. GAAP
to Non-GAAP Income from Operations and Operating Margin
(In thousands, except percentages)
(Unaudited)

	Three months ended
	March 30, 2024	April 1, 2023	December 30, 2023
Net revenue	$172,074	$173,021	$171,189
U.S. GAAP income from operations	(105,155)	12,629	1,693
U.S. GAAP operating margin	(61.1)%	7.3%	1.0%

Pre-tax non-GAAP items:
Amortization related to intangible assets	1,325	1,563	1,347
Restructuring and severance	2,940	504	—
Equity-based compensation	6,232	5,379	7,857
Impairment charges	44,472	—	—
Acquisition-related costs	—	334	—
Non-GAAP income from operations	$(50,186)	$20,409	$10,897
Non-GAAP operating margin	(29.2)%	11.8%	6.4%

Reconciliation of U.S. GAAP Net Income to Non-GAAP Net Income and Non-GAAP Net Margin and
U.S. GAAP net income per share to Non-GAAP net income per share
(In thousands, except percentages and per share data)
(Unaudited)

	Three months ended
	March 30, 2024	April 1, 2023	December 30, 2023
Net revenue	$172,074	$173,021	$171,189
U.S. GAAP net (loss) / income	(102,680)	15,041	9,293
U.S. GAAP net margin	(59.7)%	8.7%	5.4%

Non-GAAP adjustments:
Amortization related to intangible assets	1,325	1,563	1,347
Restructuring and severance	2,940	504	—
Equity-based compensation	6,232	5,379	7,857
Impairment charges	44,472	—	—
Acquisition-related costs	—	334	—
Net income tax benefit on non-GAAP items	(5,534)	(892)	(1,516)
Total non-GAAP adjustments	$49,435	$6,888	$7,688
Non-GAAP net (loss) / income	$(53,245)	$21,929	$16,981
Non-GAAP net margin	(30.9)%	12.7%	9.9%

U.S. GAAP net (loss) / income per share:
Basic	(1.83)	0.27	0.16
Diluted(a)	(1.83)	0.26	0.16

Non-GAAP adjustments per share:(b)
Basic	0.88	0.12	0.14
Diluted	0.88	0.12	0.14

Non-GAAP net (loss) / income per share:
Basic	$(0.95)	$0.39	$0.30
Diluted(c)	$(0.95)	$0.38	$0.30

Weighted average shares outstanding:
Basic	56,154	56,684	56,650
Diluted	56,154	57,577	57,023
(a)GAAP diluted net earnings per share reflects any dilutive effect of outstanding restricted stock, but that effect is excluded when calculating GAAP diluted net loss per share because it would be anti-dilutive.
(b)Non-GAAP adjustments per share include amortization related to intangible assets acquired through business combinations, costs associated with restructuring and severance, acquisition and integration costs, equity-based compensation expenses, long-lived asset impairment relating to business cessation or disposal, and income tax effects associated with the foregoing non-GAAP items.
(c)Non-GAAP diluted net earnings per share reflects any dilutive effect of outstanding restricted stock.

Reconciliation of U.S. GAAP Cash provided by Operating Activities to Non-GAAP Adjusted Free Cash Flow
(In thousands, except percentages)
(unaudited)

	Three months ended
	March 30, 2024	April 1, 2023	December 30, 2023
U.S. GAAP net cash (used in)/provided by operating activities	$(20,148)	$1,820	$(7,331)
Expenditures for property, plant and equipment	(6,571)	(10,637)	(4,426)
Proceeds from sales of property, plant and equipment	—	235	—

Non-GAAP adjusted free cash flow	(26,719)	(8,582)	(11,757)

Reconciliation of U.S. GAAP to Non-GAAP Outlook
(In millions, except per share data)
(Unaudited)

	Third quarter of fiscal 2024 ending June 29, 2024
	GAAP Outlook	Adjustments	Non-GAAP Outlook
Net revenue	$180 million +/- $10 million	—	$180 million +/- $10 million
Operating expenses	$79.6 million +/- 2%	$7.6 million B,C	$72.0 million +/- 2%
Diluted EPS(1)	$0.17 +/- 10%	$0.13 A, B, C,D	$0.30 +/- 10%

Non-GAAP Adjustments
A. Equity-based compensation - Cost of sales			0.4
B. Equity-based compensation - Selling, general and administrative and Research and development			6.3
C. Amortization related to intangible assets			1.3
D. Net income tax effect of the above items			(0.6)
(1) GAAP and non-GAAP diluted EPS based on approximately 55.4 million diluted weighted average shares outstanding.

The tables above reconcile our GAAP to non-GAAP guidance based on the current outlook. The guidance does not incorporate the impact of any potential business combinations, divestitures, restructuring activities, strategic investments and other significant transactions. The timing and impact of such items are dependent on future events that may be uncertain or outside of our control.